Exhibit 10.24
CONFIDENTIAL
December 21, 2020
Lion Oil Company
7102 Commerce Way
Brentwood, Tennessee 37027

Lion Oil Trading & Transportation, LLC
7102 Commerce Way
Brentwood, Tennessee 37027
Re: LC Threshold Cap
Ladies and Gentlemen:
Reference is made to the Third Amended and Restated Master Supply and Offtake Agreement, dated as of April 7, 2020, by and among J. Aron & Company LLC f/k/a J. Aron & Company (“Aron”), Lion Oil Company (“Lion”) and Lion Oil Trading & Transportation, LLC (“LOTT”) (as amended, restated or modified from time to time, the “S&O Agreement”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the S&O Agreement.
Notwithstanding anything to the contrary in the S&O Agreement, the parties hereby agree as follows:
1.    For the period beginning on December 23, 2020 and ending on January 15, 2021, the LC Threshold Cap shall be $195,000,000, which represents an increase of $125,000,000 from the amount specified in the S&O Agreement (such increase in the LC Threshold Cap, the “LC Increase”). After such period, the LC Threshold Cap shall be the amount specified in the S&O Agreement.
2.    For the purposes of the Monthly True-up Amount associated with the calendar month of January 2021, the calculation of the Excess LC Fee shall not include any Excess LC Amount associated with the LC Increase, and for the purposes of the Monthly True-up Amount associated with the calendar month of December 2020, the Excess LC Fee associated with the LC Increase shall be $185,000 and such Excess LC Fee shall be included in the Monthly True-up Amount associated with December 2020.
Subject to the foregoing, the S&O Agreement is and remains in full force and effect.
This letter agreement may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission will be effective as delivery of a manually executed counterpart hereof.

Exhibit 10.24
This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law.
Please indicate your agreement and acceptance of the foregoing by signing this letter agreement and returning a copy to the undersigned. Upon your signature, this letter agreement shall become a binding agreement of Lion, LOTT and Aron as of the date first written above.
Very truly yours,

J. ARON & COMPANY LLC

By: /s/ Harsha Rajamani
Name: Harsha Rajamani
Title: Attorney in Fact

AGREED AND ACCEPTED:

LION OIL COMPANY

By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: CFO

By: /s/ Greg Intemann
Name: Greg Intemann
Title: VP & Treasurer

LION OIL TRADING & TRANSPORTATION, LLC

By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: CFO

By: /s/ Greg Intemann
Name: Greg Intemann
Title: VP & Treasurer